UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 16, 2001

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                           REUTER MANUFACTURING, INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                      0-1561                  41-0780999
(State of or other jurisdiction        (Commission            (I.R.S. Employer
        of incorporation)               File Number)         Identification No.)



         410 11th Avenue South, Hopkins, MN                     55343
         (Address of principal executive offices)             (zip code)

       Registrant's telephone number, including area code: (952) 935-6921


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ITEM 4.  CHANGES IN REGISTANT'S CERTIFYING ACCOUNTANT.

         (a)      Previous independent accountants.

                  (i) On January 16, 2001, the Company dismissed
                  PricewaterhouseCoopers LLP ("PWC"), which had previously served as the Company's independent accountants.

                  (ii) The reports of PWC on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

                           (A) The 1999 report contained an emphasis of a matter paragraph regarding the troubled financial condition of the Company.

                           (B) The 1998 report was modified to express substantial doubt as to Company's ability to continue as a going concern.

                  (iii) The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants on January 15, 2001.

                  (iv) In connection with its audits for the 1999 and 1998 fiscal years and through January 16, 2001, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to such disagreements in their report on the financial statements for such years.

                  (v) During the 1999 and 1998 fiscal years and through January 16, 2001, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                  (vi) The Company has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated January 22, 2001, is filed as Exhibit 16.1 to this Form 8-K.

         (b)      New independent accountants.

                  On January 17, 2001, the Company engaged Virchow, Krause & Company, LLP ("Virchow") as its new independent accountants. Such engagement was approved by the Company's Audit Committee and Board of Directors on January 15, 2001. In the Company's two most recent fiscal years and any subsequent interim period to the date hereof, the Company has not consulted with Virchow regarding either:

                  (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the


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                  Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Virchow concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

                  (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed as part of this report:

         ----------------------------- -----------------------------------------
         Exhibit Number                Description
         ----------------------------- -----------------------------------------
         16.1                          Letter from PricewaterhouseCoopers LLP
                                       dated January 22, 2001
         ----------------------------- -----------------------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   REUTER MANUFACTURING, INC.


Dated: January 22, 2001            By /s/ Michael J. Tate
                                      ------------------------------------------
                                      Michael J. Tate
                                      Its: President and Chief Executive Officer


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                                INDEX TO EXHIBITS



Exhibit         Item                                            Method of Filing
-------         ----                                            ----------------

16.1            Letter from PricewaterhouseCoopers LLP
                dated January 22, 2001                            Filed herewith
                                                                  electronically


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